Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Faugno, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Barracuda Networks, Inc. for the fiscal year ended February 29, 2016, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Barracuda Networks, Inc.
Date: May 3, 2016

By:	/s/ David Faugno
David Faugno
Chief Financial Officer
(Principal Financial Officer)